SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                 --------------

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 30, 2001

               MERRILL LYNCH, PIERCE, FENNER & Smith Incorporated
                                Initial Depositor
             (Exact name of registrant as specified in its charter)

                          Pharmaceutical HOLDRS(SM) Trust
                      [Issuer with respect to the receipts]

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

                                    333-92161
                                    333-95805
                             Commission File Number

                                   13-5674085
                      (I.R.S. Employer Identification No.)

                                250 Vesey Street
                            New York, New York 10281
              (Address of principal executive offices and zip code)

                                 (212) 449-1000
              (Registrant's telephone number, including area code)













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Item 5.   Other Events

          King Pharmaceuticals, Inc. announced a 4-for-3 stock split on its common stock payable to shareholders of record as of July 3, 2001. King Pharmaceuticals began trading on a split adjusted basis on July 20, 2001. As of July 24, 2001, the share amount of King Pharmaceuticals, represented by a round-lot of 100 Pharmaceutical HOLDRS, is 4.25

          On August 10, 2001, Bristol Myers Squibb Company completed its spin-off of Zimmer Holdings, Inc. As a result, Bristol Myers Squibb distributed 0.1 share of Zimmer Holdings common stock for each share of Bristol Myers Squibb. The share amount of Zimmer Holdings represented by a round lot of 100 Pharmaceutical HOLDRS is 0.3.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

          (c) Exhibits

              99.1 Pharmaceutical HOLDRS Trust Prospectus Supplement dated September 30, 2001 to Prospectus dated January 23, 2001, which updated the original Prospectus dated January 30, 2000.





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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 MERRILL LYNCH, PIERCE, FENNER &
                                                   SMITH INCORPORATED


Date:  November 26, 2001                      By:   /s/ STEPHEN G. BODURTHA
                                                    ---------------------------
                                                    Name:    Stephen G. Bodurtha
                                                    Title:   Attorney-in-Fact


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                                  EXHIBIT INDEX

Number and Description of Exhibit
---------------------------------

(99.1) Pharmaceutical HOLDRS(SM) Trust Prospectus Supplement dated September 30, 2001 to Prospectus dated January 23, 2001.